17. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events
17. SUBSEQUENT EVENTS

On January 28, 2015, the Company completed a private placement offering in which 1,248,232 shares of common stock were sold at $.50 per share generating gross proceeds of $649,116. In connection with the private placement offering we incurred advisory and professional fees of $21,410.

On February 9, 2015, we sold our remaining 12% indirect interest in Gambitious B.V. for $ 20,360 due to Gambitious B.V. having incurred continuing losses in 2014, Gambitious B.V. having switched its business focus to that of the publishing of games, Gambitious B.V. requiring capital contributions from its existing owners and Gambitious B.V. no longer constituting a strategic fit with our evolving operations.

On February 20, 2015, Symbid Italia SPA (“Symbid Italia”), an Italian corporation created to develop the business of equity crowdfunding in Italy, was formed by our wholly owned subsidiary, Symbid Holding B.V., together with Banca Sella Holding SPA (“Banca Sella”) and Marco Bicocchi Pichi.  Through Symbid Italia, we intend to create a new online funding platform, based on our existing crowdfunding technology, in which Italian investors and entrepreneurs can connect, fund and grow together and to digitalize financial services for Italian small and medium enterprises. Symbid Italia represents the first stage of the European roll-out of our crowdfunding platform outside of The Netherlands. In connection with the formation of Symbid Italia, we paid $ 284,525 for a 50.1% ownership interest. Banca Sella holds a 29.94% ownership interest and Mr. Pichi holds a 19.96% interest.